UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2016

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On February 2, 2016, the Board of Directors of Broadwind Energy, Inc. (the “Company”) unanimously approved, and on February 5, 2016, the Company entered into, a First Amendment to Section 382 Rights Agreement (the “Amendment”), which amends the Section 382 Rights Agreement, dated as of February 12, 2013 (the “Rights Agreement”), between the Company and Wells Fargo, National Association (“Wells Fargo”), as rights agent. Wells Fargo also serves as to the Company’s transfer agent.

The Amendment (i) decreases the purchase price for each one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock, par value $0.001 per share, from $14.00 to $9.81 and (ii) extends the Final Expiration Date (as defined in the Rights Agreement) from February 22, 2016 to February 22, 2019. In addition, the Amendment provides that the Rights (as defined in the Rights Agreement) will no longer be exercisable if the Company’s stockholders do not approve the Amendment at the Company’s 2016 Annual Meeting of Stockholders.

The Amendment was not adopted as a result of, or in response to, any effort to acquire control of the Company. The Amendment has been adopted in order to preserve for the Company’s stockholders the long-term value of the Company’s net operating loss carry-forwards for United States federal income tax purposes and other tax benefits.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The Rights Agreement and a description of its material terms were filed with the Securities and Exchange Commission in a Current Report on Form 8-K on February 13, 2013.

On February 5, 2016, the Company issued a press release regarding the matters described above.  The press release is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 3.03.   Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
4.1 99.1

First Amendment to Section 382 Rights Agreement, dated as of February 5, 2016, between Broadwind Energy, Inc. and Wells Fargo, National Association, as rights agent

Press Release dated February 5, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

February 8, 2016	By:	/s/ Stephanie K. Kushner

Stephanie K. Kushner
Interim President and Chief Executive Officer
and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
4.1 99.1

First Amendment to Section 382 Rights Agreement, dated as of February 5, 2016, between Broadwind Energy, Inc. and Wells Fargo, National Association, as rights agent

Press Release dated February 5, 2016